SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1 )



Filed by the registrant                              --
Filed by a party other than the registrant           --
Check the appropriate box:
     --   Preliminary proxy statement
     XX   Definitive proxy statement
     --   Definitive additional materials
     --   Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                      Alternative Technology Resources,Inc.

                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):
     --   $125  per   Exchange   Act  Rule   0-11(c)(1)(ii),   14a-6(I)(1),   or
          14a-6(j)(2).
     -- $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).
     -- Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transactions applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

          (4)  Proposed maximum aggregate value of transaction:

     -- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, schedule or registration statement No.:

          (3)  Filing party:

          (4)  Date filed:

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                          TO BE HELD NOVEMBER 16, 1999


To Our Stockholders:

The Annual Meeting of Stockholders of Alternative Technology Resources, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, November 16, 1999, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, for the following purposes:

          1.   To elect four directors;

          2. To consider and act upon such other matters as may properly come before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement. Stockholders of record as of the close of business on October 12, 1999 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.


                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   JAMES W. CAMERON
                                   Chief Executive Officer


Sacramento, California
October 15, 1999




WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE THAT PROXY AT ANY TIME PRIOR TO VOTING, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY WISH.

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814

                                 PROXY STATEMENT

Solicitation of Proxies

Your proxy in the form enclosed is solicited by the Board of Directors of Alternative Technology Resources, Inc. (the "Company") for use in voting at the Annual Meeting of Stockholders to be held on Tuesday, November 16, 1999, at 10:00 a.m. local time, at the Company's principal executive office located at 629 J Street, Sacramento, California 95814. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about October 15, 1999.

The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery. However, additional solicitations may be made by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

In the case of employee stockholders located in the Company's principal office in Sacramento, California, and in the case of certain other stockholders (see "Certain Relationships and Related Transactions"), this Proxy Statement and related materials may be hand delivered.

Voting Securities

Only stockholders of record on the books of the Company at the close of business on October 12, 1999 will be entitled to vote at the Annual Meeting. At the close of business on that date, there were outstanding 54,245,726 shares of Common Stock of the Company and 204,167 shares of Preferred Stock, Series D, of the Company. Each share of Common Stock is entitled to one vote for each of the matters to be presented at the Annual Meeting. Each share of Preferred Stock, Series D, is entitled to approximately 92/100th votes (186,813 votes in the aggregate) for each of the matters to be presented at the Annual Meeting. The holders of Common Stock and Preferred Stock, Series D, shall vote on each proposal together as a class.

Required Vote

The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. The plurality of the votes of the Common Stock and Preferred Stock, Series D, voting together as a class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall elect the nominees for the Board of Directors. With regard to the election of directors, votes may be cast "For" or "Withheld" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who hold shares in street name have the authority to vote in their discretion on "routine" items (such as for the election of directors) when they have not received instructions from beneficial owners. With respect to "non-routine" items, no broker may vote shares held for customers without specific instructions from such customers. Under Delaware law, a broker non-vote will have no effect on the outcome of the election of directors.

Revocability of Proxies

Shares represented by a duly executed proxy in the accompanying form received by the Board of Directors prior to the annual meeting will be voted at the annual meeting. Any such proxy may be revoked at any time prior to exercise by written request delivered to the Secretary of the Company stating that the proxy is revoked, by the execution and submission of a later dated proxy, or by voting in person at the Annual Meeting. If a stockholder specifies a choice with respect to any matter to be voted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted in accordance with the specification so made. If the endorsed proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors.

                                 PROPOSAL NO. 1

                      NOMINATION AND ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and qualified or until his earlier death, resignation or removal. Currently there are four members of the Board of Directors comprised of James W. Cameron, Jr.,
W. Robert Keen, Edward L. Lammerding, and Thomas W. O'Neil. Mr. Cameron was appointed to the Board of Directors and assumed the position of Chief Executive Officer on August 26, 1999. The Board of Directors has nominated Messrs. Cameron, Keen, Lammerding, and O'Neil for reelection in 1999. The four nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. If any nominee is not available for election (which the Company does not foresee), the Board of Directors will recommend the election of a substitute nominee and proxies in the accompanying form will be voted for the election of the substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

The following table indicates certain information concerning the nominees.



Name                               Age    Principal Occupation at Present and for the Past Five Years
------------------------          -----   --------------------------------------------------------------------------

James W. Cameron, Jr.               51    Chief  Executive  Officer and Director  since August 26, 1999. He was also a Director  of the Company and  Chairman of the Board from  November  1993 until  November  1994.  Mr.  Cameron  is the  Owner  and  Chief  Executive
                                          Officer of Cameron and  Associates,  a consulting and  investment  company
                                          founded  in  February   1992.  He   co-founded   and  was  a  director  of
                                          Occupational-Urgent  Care Health Systems, Inc. ("OUCH") from its inception in January  1983 until  February  1992,  when OUCH merged with  HealthCare
                                          Compare  Corporation.  He was OUCH's  President  from  January  1983 until
                                          July 1988, at which time he became Chief Executive  Officer until February
                                          1992. Mr. Cameron served as a Director of HealthCare  Compare  Corporation from February 1992 until May 1993.

W. Robert Keen                      57    Chief  Executive  Officer from December 1996 until January 1999.  Director of the  Company  since  November  1996;  owner of  Jonathan  Companies,  a management  and  consulting  company,  since 1993;  President of OUCH from
                                          1988 to 1992.  Mr.  Keen is a  member  of the  Advisory  Board of the U.C.
                                          Davis  Graduate  School of  Management  and is a member of the  Sacramento
                                          County Civil Service Commission.





                                          Director since November  1993,  Chairman of the Board and Chief  Financial
Edward L. Lammerding                70    Officer since 1995;  President of Sierra  Resources  Corporation from 1982 to 1996;  Chairman of the Board of Digital Power  Corporation from 1989 to
                                          1998;  former  member  California  Lottery  Commission;  member of the St.
                                          Mary's  College  Board of Trustees;  Director  and  Secretary of OUCH from
                                          September 1983 to February 1992.

Thomas W. O'Neil, Jr.               70    Director  since  November  1995;  Certified  Public  Accountant;  Partner,
                                          Schultze,  Wallace and O'Neil, CPA's since April 1991; Director of Digital
                                          Power Corporation since 1991; Retired Partner,  KPMG Peat Marwick, 1955 to
                                          1991; Chairman of the Board of Directors,  California Exposition and State
                                          Fair;  Director,  Regional  Credit  Association;  member of the St. Mary's
                                          College Board of Regents.



Committees of the Board; Meetings and Attendance

The Company has a Compensation Committee, Audit Committee and Management Committee. The Company does not have a nominating committee.

The Compensation Committee consisted of Messrs. Lammerding and O'Neil during the fiscal year ended June 30, 1999. The Compensation Committee held one meeting in fiscal 1999. Its function is to establish compensation for all executive officers of the Company and administer the Company's Special Stock Option Plan, 1993 Stock Option/Stock Issuance Plan, Employee Savings Plans, and the 1997 Stock Option Plan. The Audit Committee consisted of Messrs. Lammerding and O'Neil in fiscal 1999 and held one meeting during fiscal 1999. The Audit Committee provides advice and assistance regarding accounting, auditing and financial reporting practices of the Company. It reviews, with the Company's independent accountants, the scope and results of their audit, fees for services and independence in servicing the Company. The Management Committee consisted of Messrs. Lammerding and O'Neil in fiscal 1999 and held no meetings during fiscal 1999. The Management Committee may exercise all the authority of the Board of Directors in management of the Company, except for matters expressly reserved by law for action by the Board of Directors.

During fiscal 1999, the Board of Directors met three times. All Board and Committee members attended more than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

Compensation of Directors

Directors do not receive compensation for serving as such; however, each Director who is not an employee of the Company can be granted stock options under the Company's 1997 Stock Option/Stock Issuance Plan. Messrs. Lammerding and O'Neil were granted options to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value on the date of their reelection in fiscal 1998, Messrs. Lammerding and O'Neil were granted additional options to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value on the date of grant in August 1999, and Mr. Keen was granted an option to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value on the date of his retirement as the Company's Chief Executive Officer in January 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Financing Arrangements

The Company has received short-term, unsecured financing to fund its operations in the form of notes payable of $3,258,090 from two stockholders, Messrs. Cameron and Negri. These notes bear interest at 10.25%. In December 1998, Messrs. Cameron and Negri extended the maturity date on all notes payable originally maturing December 31, 1998, to the earlier of December 31, 1999, or such time as the Company obtains equity financing, in return for an extension fee of 2% of the amounts extended. In addition, interest accrued on these notes as of December 31, 1998 was included in the extended principal amounts.

On April 21, 1997, the Company issued an unsecured note payable (the "Straight Note") to Mr. Cameron for $1,000,000 in accordance with the Reimbursement Agreement the Company signed on February 28, 1994. terms of the note provided for an interest rate of 9.5% and monthly interest payments. No maturity date was stated in the note; however, under the terms of the Reimbursement Agreement, upon written demand by Mr. Cameron, the Straight Note was to be replaced by a note convertible into ATR's Common Stock (the "Convertible Note") in a principal amount equal to the Straight Note and bearing interest at the same rate. The conversion price of the Convertible Note was equal to 20% of the average trading price of the Company's Common Stock over the period of ten trading days ending on the trading day next preceding the date of issuance of such Convertible Note. Since the Company had not made interest payments on the Straight Note, accrued interest of $208,479 was included in accounts payable to stockholders as of June 30, 1999.

Subsequent to June 30, 1999, Mr. Cameron disposed of a portion of his interest in the $1,000,000 Straight Note, reducing the balance due him to $711,885, plus accrued interest. On August 19, 1999, the Company's Board of Directors agreed to fix the conversion price of the Convertible Note to $0.044 in exchange for the Straight and/or Convertible Notes ceasing to accrue interest as of that date. Because of a decline in revenues caused by the non-renewal of programmer contracts from a high of 109 programmers during the fiscal year 1999 to a low at August 31, 1999 of 43 programmers at customer locations in the United States, and the steady decline in the quoted value of the Company's Common Stock over the last several months (trading price was at $0.25 on August 19, 1999), the Board agreed it was in the best interest of the Company to eliminate the future market risk that the conversion price become lower than a fixed conversion price of $0.044.

On August 23, 1999, Mr. Cameron elected to replace his remaining interest in the Straight Note, including accrued interest, with the Convertible Note and then simultaneously converted the Convertible Note into 19,762,786 shares of ATR's Common Stock. Other Straight Note holders also replaced their Straight Notes, including accrued interest, with Convertible Notes and converted such Convertible Notes into an aggregate of 4,136,764 shares of the Company's Common Stock. As of August 31, 1999, the remaining outstanding balance of the Straight Notes was $169,913, including accrued interest, and a total of 50,061,494 shares of the Company's Common Stock was outstanding. Mr. Cameron beneficially owned 79% of the outstanding shares as of August 31, 1999.

Other

In November 1995, the Company entered into a lease agreement for its current facility under a one year lease with Mr. Cameron. The lease has been extended to December 31, 1999, and is expected to be renewed. At June 30, 1999, $423,923 of rent owed for fiscal years 1996 through 1999 is included in the balance of accounts payable to stockholders.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely upon review of written declarations and any copies of such forms received by it from officers, directors and greater than ten percent stockholders, the Company believes that during fiscal 1999 all filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied with the exception that one late report was filed by Messrs. Lammerding and O'Neil and by Mr. George Van Derven.

                             EXECUTIVE COMPENSATION

The following table contains information regarding compensation paid with respect to the three preceding fiscal years to the Company's Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 (the "Named Executives" for the fiscal year ended June 30, 1999):

Columns regarding "Bonus," "All Other Compensation," and "Long-Term Incentive Plan (LTIP) Payouts" are excluded because no reportable payments were made to such executive officers for the relevant years.



                                                Summary Compensation Table

                                                                                                            Long-Term
                                                                                                           Compensation
                                                                                                        ------------------
                                                                       Annual Compensation                    Awards
                                               -------------------------------------------------------- -------------------
                                                                                               Other
                                                                                Restricted     Annual
    Name and                                  Fiscal                              Stock       Compen-         Options/
Principal Position                            Year             Salary ($)         Awards       sation $         SARs #
-------------------                           ------           ----------      ----------     --------       ------------
W. Robert Keen (1)                             1999              None              None         None           25,000(4)
                                               1998              None           275,000(2)      None          160,000(5)
                                               1997              None           225,000(3)      None          160,000(5)


George R. Van Derven, President (6)            1999             151,735            None                          None
                                               1998             150,000            None                          None
                                               1997             150,000            None                          None




(1) Mr. Keen was Chief Executive Officer from December 31, 1996 until his retirement on January 15, 1999. Prior to December 1996, he was a Director.

(2) In fiscal 1998, Mr. Keen was granted 275,000 shares of the Company's Common Stock with a fair market value on the date of issuance of $154,688 as compensation.

(3) In fiscal 1997, Mr. Keen was granted 225,000 shares of the Company's Common Stock with a fair market value on the date of issuance of $168,750 as compensation.

(4) On January 15, 1999, the Company granted to Mr. Keen an option to purchase 25,000 shares of Common Stock at $0.2812 per share.

(5) On December 31, 1996, the Company granted to Mr. Keen the right to receive options to acquire 80,000 shares of Common Stock on a quarterly basis, up to 320,000 shares.

(6) Mr. Van Derven was President and Chief Executive Officer from September 1, 1995 to December 31, 1996; prior to September 1995 he was Chief Operating Officer.

On December 31, 1996, the Board of Directors named Mr. W. Robert Keen as Chief Executive Officer of the Company. In exchange for his services, Mr. Keen initially received 225,000 shares of Common Stock with a fair market value on the date of issuance of $168,750, and on November 18, 1997 Mr. Keen received 275,000 shares of Common Stock with a fair market value on the date of issuance of $154,688. Mr. Keen retired as Chief Executive Officer on January 15, 1999 but has continued as a non-employee board member and is a consultant to the Company on a regular basis. As a provision of his consulting agreement, Mr. Keen agreed to extend the trading restrictions on these shares until March 2000. Also in exchange for his services as Chief Executive Officer, Mr. Keen received on a quarterly basis options to purchase 80,000 shares of Common Stock at an exercise price equal to the fair market value as of the date of grant up to an aggregate of 320,000 shares pursuant to the Company's stock option plans. Options to purchase 160,000 shares were granted to Mr. Keen in each of fiscal years 1998 and 1997.


                                       Option/SAR Grants in Last Fiscal Year






                                                          Percent of Total
                                   Options/SARs        Options/SARs Granted to    Exercise        Expiration
             Name                  Granted (#)       Employees in Fiscal Year    Price ($/sh)        Date
  -----------------------          -------------    --------------------------- --------------   ------------

        W. Robert Keen                25,000                    100%              $0.2812          1/15/2009



Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth the value of exercised and unexercised options and SARs held by the named executives at fiscal year end:



                                                                                                            Value of
                                                                           Options/SARs                   Unexercised
                                                                            at Fiscal                     in-the-Money
                                                                            Year-End(#)                    Options/SARs at
                              Shares                                      Exercisable(E)/              Exercisable(E)/
                             Acquired                      Value             Subject to                     Subject to
      Name                  on Exercise #               Realized ($)       Repurchase(U)                  Repurchase(U)
----------------------     -----------------           -------------    -------------------            ---------------------

 W. Robert Keen                None                        None              25,000 (E)                     6,245 (E)(1)
                                                                            323,333 (E)                           (E)(2)
                                                                              1,667 (U)                           (U)(2)

George R. Van Derven           None                        None              87,500 (E)                           (E)(2)



     (1) Based on the $0.531 per share closing price of the Common Stock at June 30, 1999.

     (2) No value is computed since exercise prices of options were greater than the closing price of the Common Stock at June 30, 1999.


1993 and 1997 Stock Option/Stock Issuance Plans

The 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on August 31, 1993 and became effective at that time. The 1993 Plan provided that up to 400,000 shares of Common Stock could be issued over the ten year term of the 1993 Plan. Upon stockholder approval of the 1997 Stock Option Plan (the "1997 Plan"), the Board of Directors terminated the 1993 Plan, which termination shall not alter the vesting provisions or any other term or condition of any option granted prior to the termination of the 1993 Plan.

The 1997 Plan, pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on November 18, 1997 and became effective at that time.

An aggregate of 3,000,000 shares of Common Stock may be issued over the five year term of the 1997 Plan. Subject to the oversight and review of the Board of Directors, the 1997 Plan shall generally be administered by the Company's Compensation Committee consisting of at least two non-employee directors as appointed by the Board of Directors. The grant date, the number of shares covered by an option and the terms and conditions for exercise of options, shall be determined by the Committee, subject to the 1997 Plan requirements. The Board of Directors shall determine the grant date, the number of shares covered by an option and the terms and conditions for exercise of options to be granted to members of the Committee.

During fiscal 1999, the Company granted options to purchase 25,000 shares of Common Stock to Mr. Keen under the 1997 Plan (see table of "Option/SAR Grants in Last Fiscal Year"). As of June 30, 1999, approximately 2,695,000 shares are available under the 1997 Plan for grant.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's Common Stock and Preferred Stock, Series D, as of August 31, 1999,
(ii) all directors of the Company, (iii) all executive officers of the Company and (iv) all directors and executive officers of the Company as a group.


                                                                      Common Stock
                                                                     --------------


           Name and Address of
            Beneficial Owner                                               Number of Shares              Percent
----------------------------------------                                   -----------------             -------


James W. Cameron, Jr.                                                        39,550,671(1)                78.90%
629 J Street
Sacramento, CA  95814

Max Negri, M.D.                                                               3,778,619(2)                 7.36%
31244 Palos Verdes Drive West
Rancho Palos Verdes, CA  90275

W. Robert Keen                                                                  872,269(3)                 1.73%

Edward L. Lammerding                                                             76,120(4)                   *

Thomas W. O'Neil, Jr.                                                            56,050(5)                   *

George Van Derven                                                                87,500(6)                   *

Norbert Wagner                                                                   30,000(7)                   *

All directors and executive officers                                          1,121,939(8)                 2.22%
as a group (5 persons)



*    Less than 1.0%.

(1) Includes 68,550 shares issuable upon conversion of 76,167 shares of Preferred Stock, Series D, which is currently convertible. Also includes 175,000 shares held by Mr. Cameron in an IRA and 213,250 shares held by the Cameron Foundation. Mr. Cameron disclaims beneficial ownership in the shares held by the Cameron Foundation.

(2) Includes 74,700 shares issuable upon conversion of 83,000 shares of Preferred Stock, Series D, currently convertible.

(3) Includes 350,000 shares issuable upon exercise of options, of which 348,333 are not subject to repurchase.

(4) Includes 76,000 shares issuable upon exercise of options of which 69,000 are not subject to repurchase.

(5) Includes 55,000 shares issuable upon exercise of options, none of which are subject to repurchase.

(6) Includes 87,500 shares issuable upon exercise of options, none of which are subject to repurchase.

(7) Includes 30,000 shares issuable upon exercise of options of which 10,000 are not subject to repurchase.

(8) Includes 598,500 shares issuable upon exercise of options, 569,833 of which are not subject to repurchase.

                                                Preferred Stock, Series D
                                            --------------------------------

    Name and Address of
     Beneficial Owner                      Nmber of Shares              Percent
---------------------------------          ----------------             -------

James W. Cameron, Jr.                           76,167                    37.3
629 J Street
Sacramento, CA  95814

W. Robert Ramsdell                              45,000                    22.0
474 Paseo Miramar
Pacific Palisades, CA  90272

Max Negri, M.D.                                 83,000                    40.7
31244 Palos Verdes Drive West
Rancho Palos Verdes, CA  90275


                       APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP, has been selected as the Company's independent auditors for the year ended June 30, 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                  OTHER MATTERS

As of the date of this proxy statement, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting of Stockholders. If other matters properly come before the Annual Meeting, those persons named in the accompanying proxy will vote in accordance with their judgment.

                       2000 ANNUAL MEETING OF STOCKHOLDERS

Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Annual Meeting, no stockholder proposals were presented. Any proposals intended to be presented at the 2000 Annual Meeting must be received at the Company's offices on or before June 12, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            JAMES W. CAMERON, JR.
                                            Chief Executive Officer

Sacramento, California
October 15, 1999

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders -- November 16, 1999


         The undersigned stockholder of ALTERNATIVE TECHNOLOGY RESOURCES, INC. (the "Company"), revoking all previous proxies, hereby appoints JAMES W. CAMERON, JR. and MAX NEGRI, MD, or any of them, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Company's Common Stock held of record by the undersigned as of the close of business on October 12, 1999 at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 16, 1999, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES:

1.   Election of Directors:


         --  FOR ALL NOMINEES LISTED BELOW (EXCEPT AS SPECIFIED)            --  WITHHOLD AUTHORITY FOR ALL NOMINEES


James W. Cameron, Jr.        W.  Robert Keen        Edward L. Lammerding    Thomas W. O'Neil, Jr.


To withhold authority to vote for any individual nominee, draw a line through that nominee's name.

2.   The  authority  of the  proxy,  in his  discretion,  to vote on such  other
     business  as  may  properly  come  before  the  Annual   Meeting,   or  any
     adjournment(s) or postponement(s) thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxy may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the descriptions, authority or capacity of the person signing is given or any other defect of signature exists.

     Please complete, sign and date this Proxy and return it promptly in the enclosed envelope regardless of whether or not you plan to attend the Annual Meeting.

                                             DATED:
                                                   -----------------------,1999




                                                -------------------------------
                                                          Signature


                                                -------------------------------
                                                   Signature if held jointly

     Please sign this Proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.